UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 29, 2003

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

          On December 29, 2003, Unifi, Inc. issued a news release announcing that discussions related to a joint venture with Kaiping Polyester Enterprises Group ("Kaiping") are continuing into 2004, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1            News Release disseminated on December 29, 2003 by Unifi, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 UNIFI, INC.

                                                                                 By: /S/ WILLIE M. WOOLDRIDGE
                                                                                             Willie M. Wooldridge, Vice President

Dated: December 30, 2003